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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 26, 2005

                             Metal Management, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                        0-14836                 94-2835068
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(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

500 North Dearborn St., Suite 405, Chicago, Illinois                60610
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      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (312) 645-0700

                                 Not Applicable
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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 26, 2005, Metal Management, Inc. (the "Company") issued a press release announcing its financial results for the Company's fourth quarter and fiscal year ended March 31, 2005. A copy of the press release is attached as Exhibit
99.1 hereto and incorporated herein by reference. The attached press release can also be accessed on the Company's website at www.mtlm.com.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for any purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1 Press Release, dated May 26, 2005, issued by Metal Management, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Metal Management, Inc.

May 26, 2005                                 By:  /s/ Robert C. Larry
                                                --------------------------------
                                                Name: Robert C. Larry
                                                Title: Executive Vice President,
                                                Finance, Chief Financial
                                                Officer, Treasurer and Secretary

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                              Exhibit Index

Exhibit No.       Description
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99.1              Press Release, dated May 26, 2005, issued by Metal Management,
                  Inc.

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